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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                              __________________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported):   October 31, 2002



                            Alderwoods Group, Inc.
                            ----------------------
              (Exact Name of Registrant as Specified in Charter)


          Delaware                    000-33277                52-1522627
          --------                    ---------                ----------
(State or Other Jurisdiction         (Commission             (IRS Employer
       of Incorporation)             File Number)            Identification No.)


   311 Elm Street, Suite 1000, Cincinnati, Ohio                 45202
   --------------------------------------------                 -----
     (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code  (513) 768-7400
                                                    --------------

          _________________________________________________________
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     Alderwoods Group, Inc. (the "Company") has not yet selected the date for its 2003 annual meeting of stockholders, but anticipates that it will be held on or about May 1, 2003. Rule 14a-8 under the Securities Exchange Act of 1934, as amended, requires that any stockholder proposals be submitted to the Company for action at the Company's annual meeting of stockholders not less than 120 calendar days before the date of any proxy statement that the Company released to stockholders last year, or, if the Company did not send such a proxy statement (which the Company did not, given the reorganization of the The Loewen Group Inc.), a reasonable period of time before the Company begins to print and mail the proxy statement for its 2003 annual meeting of stockholders.

     The Company had previously disclosed its belief that the proxy statement would be mailed on or about March 1, 2003, for its 2003 annual meeting of stockholders and that, therefore, a reasonable period of time before such mailing for the purpose of any stockholder proposals would be a deadline of November 1, 2002. The Company now believes that the proxy statement will be mailed on or about April 1, 2003, and has extended the deadline for stockholder proposals to December 2, 2002.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Alderwoods Group, Inc.

                                        By:  /s/ Ellen Neeman
                                            ------------------------------------
                                            Name:  Ellen Neeman
                                            Title: Senior Vice President, Legal
                                                   and Compliance

Date: October 31, 2002